UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 4, 2012

Southern Community Financial Corporation

North Carolina	000-33227	56-2270620
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4605 Country Club Road, Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: (336) 768-8500

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 4, 2012, Southern Community Financial Corporation (“Southern Community”) announced that the Board of Governors of the Federal Reserve System has approved the acquisition of Southern Community by Capital Bank Financial Corp. (“Capital Bank Financial”), formerly known as North American Financial Holdings, Inc., a North Carolina-based national bank holding company. Completion of the transaction is subject to the approval of Southern Community’s shareholders and other customary closing conditions. If approved by the shareholders at the Special Meeting scheduled for September 19, 2012, the transaction is expected to be consummated shortly thereafter. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information About this Transaction

In connection with the proposed transaction, Southern Community Financial Corporation (“SCMF”) intends to file with the SEC a proxy statement. SCMF also plans to file other relevant documents with the SEC regarding the proposed transaction. THE SHAREHOLDERS OF SCMF ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders of SCMF will be able to obtain a free copy of the proxy statement (when available) and the other documents filed by SCMF with the SEC at the SEC’s website at sec.gov. or by accessing SCMF’s website at http://www.smallenoughto care.com under the heading "Investor Relations" or by directing a request by telephone or mail to Southern Community Financial Corporation, 4605 Country Club Road, Winston-Salem, North Carolina 27104-3521, Attention: Corporate Secretary, (336) 768-8500.

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE OR JURISDICTION.

Participants in the Solicitation

SCMF and its directors, executive officers, certain members of management, and employees may have interests in the proposed transaction or be deemed to be participants in the solicitation of proxies of SCMF’s shareholders to approve the matters necessary to be approved to facilitate the proposed transaction. Certain information regarding the participants and their interest in the solicitation is set forth in the proxy statement for SCMF’s Annual Meeting of Shareholders filed with the SEC on April 13, 2011. Shareholders may obtain additional information regarding the interests of such participants by reading the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated September 4, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Southern Community Financial Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Southern Community Financial Corporation

Date: September 4, 2012	By:	/s/ James Hastings
	Name:	James Hastings
	Title:	Interim Chief Executive Officer and Chief Financial Officer